Common shares	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
Common shares

Note 18 – Common shares

	As at June 30, 2018		As at December 31, 2017
	Shares	$ million	Shares	$ million
All shares are common shares of $2.00 par value each
Authorized share capital	800,000,000	1,600	800,000,000	1,600
Issued and fully paid share capital	508,763,020	1,017	508,763,020	1,017
Treasury shares held by the Company	(4,244,080)	(9)	(4,244,080)	(9)

Outstanding common shares in issue	504,518,940	1,008	504,518,940	1,008

As at June 30, 2018, our shares were listed on the Oslo Stock Exchange and the New York Stock Exchange.

We were incorporated on May 10, 2005 and 6,000 ordinary shares of par value $2.00 each were issued. Since incorporation the number of issued shares has increased from 6,000 to 508,763,020 of par value $2.00 each as at June 30, 2018.

A share repurchase program was approved by the Board in 2007 giving us the authorization to buy back shares. Shares bought back under the authorization may be cancelled or held as treasury shares. Treasury shares may be held to meet our obligations relating to the share option plans. As at June 30, 2018 we held 4,244,080 treasury shares (December 31, 2017, 4,244,080).

As of the Chapter 11 Filing Date, September 12, 2017, we had 504,518,940 common shares outstanding. We recorded our common shares at carrying value until July 2, 2018 when the plan was confirmed by the Bankruptcy Court, at which point these shares were cancelled and 100,000,000 new common shares were issued in accordance with the Investment Agreement as discussed in Note 3 – Chapter 11 Proceedings. In addition, due to the Bankruptcy Filing, no dividends are eligible to be paid without the approval of the Bankruptcy Court.